Summary Prospectus dated March 1, 2010

as revised January 1, 2011

Eaton Vance Floating-Rate & High Income Fund

Class /Ticker     Advisers / EAFHX      A / EVFHX      B / EBFHX      C / ECFHX      I / EIFHX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information dated March 1, 2010, as supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://funddocuments.eatonvance.com, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to provide a high level of current income. The Fund currently seeks its objective by investing at least 65% ot total assets in Floating Rate Portfolio not more than 20% of total assets in and High Income Opportunities Portfolio, separate registered investment companies managed by Eaton Vance Management or its affiliate.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $100,000 in Eaton Vance Funds. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 25 of the Fund’s Prospectus and page 26 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Advisers Class	Class A	Class B	Class C	Class I

Maximum Sales Charge (Load) (as a percentage of offering price)	None	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value
at purchase or redemption)	None	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that are deducted from Fund and Portfolio assets)(1)	Advisers Class	Class A	Class B	Class C	Class I

Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	n/a
Other Expenses	0.17%	0.17%	0.17%	0.17%	0.18%
Acquired Fund Fees and Expenses(2)	0.63%	0.63%	0.63%	0.63%	0.63%
Net Annual Fund Operating Expenses	1.20%	1.20%	1.95%	1.95%	0.96%

(1)	Expenses in the table above and the Example below reflect the expenses of the Fund and the Portfolios.
(2)	Reflects the Fund’s allocable share of the advisory fee and other expenses of the Portfolios in which it invests. Of this amount, advisory fees were 0.53%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		Expenses with Redemption				Expenses without Redemption

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Advisers Class shares	$122	$ 381	$ 660	$1,455	$122	$381	$ 660	$1,455
Class A shares	$345	$ 597	$ 870	$1,647	$345	$597	$ 870	$1,647
Class B shares	$698	$1,012	$1,252	$2,080	$198	$612	$1,052	$2,080
Class C shares	$298	$ 612	$1,052	$2,275	$198	$612	$1,052	$2,275
Class I shares	$98	$ 306	$ 531	$1,178	$98	$306	$ 531	$1,178

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its total assets in a combination of income producing floating rate loans and other floating rate debt securities and high yield bonds. The Fund shall not invest more than 20% of its total assets in high yield bonds. The Fund invests primarily in senior floating rate loans of domestic and foreign borrowers ("Senior Loans") and secondarily in high yield, high risk corporate bonds (so called “junk bonds”). Senior Loans and high yield corporate bonds are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics.

The Fund may invest up to 25% of its total assets in foreign Senior Loans and foreign securities. The Fund may also purchase other floating rate debt securities, fixed income debt securities, preferred stocks (many of which have fixed maturities), convertible securities, subordinated loans, second lien loans and subordinated bridge loans ("Junior Loans"), securities that make “in-kind” interest payments, bonds not paying current income, bonds that do not make regular interest payments, equity securities and money market instruments.

The Fund may engage in derivative transactions (such as futures contracts and options thereon, interest rate and credit default swaps, credit linked notes and currency hedging derivatives) to enhance return, to hedge against fluctions in securities prices, interest rates or currency exchange rates and/or as a subsitute for the purchase or sale of securities or currencies. The Fund may enter into interest rate swaps for risk management purposes only.

To determine the allocation of the Fund’s assets between the two Portfolios, the portfolio managers of the Portfolios meet periodically and agree upon an appropriate allocation that is consistent with the Fund’s objective and policies and takes into consideration market and other factors. The Fund’s Board of Trustees intends to submit any material change to the Fund’s objective to its shareholders for approval.

The Fund also is authorized to invest in high yield bonds through Boston Income Portfolio, another investment company with principal investment strategies and risks substantially similar to those of High Income Opportunities Portfolio.

The Fund is not appropriate for investors who cannot assume the greater risk of capital depreciation or loss inherent in seeking higher yields.

Principal Risks

Market Risk. Economic and other events (whether real or perceived) can reduce the demand for certain loans or other income investments, or for investments generally, which may reduce market prices and cause the value of Fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Certain loans or other income investments can experience downturns in trading activity and, at such times, the supply of such instruments in the market may exceed the demand. At other times, the demand for such instruments may exceed the supply in the market. An imbalance in supply and demand in the market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded investments.

Risk of Lower Rated Investments. Investments rated below investment grade and comparable unrated securities have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments generally are subject to greater price volatility and illiquidity than higher rated investments.

Interest Rate Risk. As interest rates rise, the value of fixed income investments is likely to decline. Conversely, when interest rates decline, the value of fixed income investments is likely to rise. The impact of interest rate changes on floating rate investments is typically mitigated by the periodic interest rate re-set of the investments. Investments with longer maturities typically offer higher yields, but are more sensitive to changes in interest rates than investments with shorter maturities, making them more volatile. In a declining interest rate environment, prepayment of loans may increase. In such circumstances, the Fund may have to re-invest the prepayment proceeds at lower yields.

Eaton Vance Floating-Rate & High Income Fund 2 Summary Prospectus dated March 1, 2010 as revised January 1, 2011

Credit Risk. Loans and other income investments are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of a fixed income security also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of loans or other income investments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments changes. In the event of bankruptcy of the issuer of loans or other income investments, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel.

Foreign Investment Risk. Because the Fund can invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political and economic developments abroad. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Derivatives Risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when they are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or securitiy held by the Fund. Derivatives for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the excercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. The loss on derivative transactions may substantially exceed the initial investment.

Risks Associated with Active Management. The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks. The Fund is not a complete investment program and you may lose money by investing in the Fund. All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective. In general, the Fund’s Annual Fund Operating Expenses as a percentage of Fund average daily net assets will change as Fund assets increase and decrease, and the Fund’s Annual Fund Operating Expenses may differ in the future. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its objective. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person. You may lose money by investing in the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. The returns in the bar chart are for Class C shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is no guarantee of future results. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2001 through December 31, 2009, the highest quarterly total return for Class C was 19.20% for the quarter ended June 30, 2009, and the lowest quarterly return was –24.92% for the quarter ended December 31, 2008.

Eaton Vance Floating-Rate & High Income Fund 3 Summary Prospectus dated March 1, 2010 as revised January 1, 2011

Average Annual Total Return as of December 31, 2009	One Year	Five Years	Life of Fund
Advisers Class Return Before Taxes	47.99%	2.97%	3.83%
Class A Return Before Taxes	44.71%	2.51%	3.55%
Class B Return Before Taxes	42.00%	1.90%	3.08%
Class C Return Before Taxes	45.83%	2.19%	3.07%
Class C Return After Taxes on Distributions	43.26%	0.36%	1.27%
Class C Return After Taxes on Distributions and the Sale of Class C Shares	29.61%	0.82%	1.55%
Class I Return Before Taxes	48.33%	3.23%	4.05%
S&P/LSTA Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	51.62%	4.24%	4.66%

These returns reflect the maximum sales charge for Class A (2.25%) and any applicable contingent deferred sales charge ("CDSC") for Class B and Class C. Advisers Class commenced operations September 7, 2000, Class A commenced operations on May 7, 2003, Class B and Class C commenced operations on September 5, 2000 and Class I commenced operations on September 15, 2000. Life of Fund returns are calculated from September 30, 2000. The Class A performance shown above for the period prior to May 7, 2003 is the performance of Advisers Class shares, adjusted for the sales charge that applies to Class A shares (but not adjusted for any other differences in the expenses of the two classes). If adjusted for expenses, returns would be lower. The S&P/LSTA Leveraged Loan Index is an unmanaged loan market index. Investors cannot invest directly in an index. (Source for the S&P/LSTA Leveraged Loan Index returns: Morningstar.)

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class C shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Boston Management and Research ("BMR").

Portfolio Managers

Thomas P. Huggins, Vice President of BMR, has co-managed High Income Opportunities Portfolio since 2000.

Scott H. Page, Vice President of BMR, has co-managed Floating Rate Portfolio since 2001.

Craig P. Russ, Vice President of BMR, has co-managed Floating Rate Portfolio since 2007.

Michael W. Weilheimer, Vice President of BMR, has co-managed High Income Opportunities Portfolio since 1995.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to Eaton Vance Funds, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Advisers Class, Class A, Class B and Class C and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, "financial intermediaries"), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4343-1/11	FRHISP	© 2011 Eaton Vance Management

Eaton Vance Floating-Rate & High Income Fund 4 Summary Prospectus dated March 1, 2010 as revised January 1, 2011